Exhibit 99.1

JDSU ANNOUNCES FISCAL THIRD QUARTER 2015 RESULTS

•                    GAAP and Non-GAAP Net Revenue of $410.7 million

•                    GAAP Gross margin of 44.9%; Non-GAAP Gross margin of 48.3%

•                    GAAP EPS of $(0.06); Non-GAAP EPS of $0.12

•                    Continues to expect completion of separation into two publicly traded companies by the calendar third quarter of 2015

•                    Announced Stand-alone CCOP Business Segment to be Named Lumentum

•                    Announced NE, SE and OSP Business Segments to be Renamed Viavi at Time of Separation

Milpitas, California, April 30, 2015 — JDSU (NASDAQ: JDSU) today reported results for its fiscal third quarter ended March 28, 2015.

GAAP net revenue was $410.7 million, with net loss of $(13.2) million, or $(0.06) per share. Prior quarter GAAP net revenue was $437.1 million, with net loss of $(25.1) million, or $(0.11) per share. GAAP net revenue for fiscal third quarter 2014 was $418.0 million, with net loss of $(1.5) million, or $(0.01) per share.

Non-GAAP net revenue was $410.7 million, with net income of $27.6 million, or $0.12 per share. Prior quarter non-GAAP net revenue was $437.1 million, with net income of $35.4 million, or $0.15 per share. Non-GAAP net revenue for fiscal third quarter 2014 was $418.0 million, with net income of $23.4 million, or $0.10 per share.

“JDSU delivered better-than-expected operating margin and EPS despite muted carrier spending that impacted our Network and Service Enablement businesses,” said Tom Waechter, JDSU’s president and chief executive officer. “We saw strength in optical components for datacom, achieving a record revenue quarter, and are encouraged by progress in our next generation service enablement solutions.”

Waechter added, “Lumentum and Viavi Solutions are building momentum and we remain on plan to complete the spin in the third calendar quarter this year.”

Financial Overview — Third Quarter Ended March 28, 2015

The tables below (in millions, except percentage data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

	GAAP Results
	Q3	Q2	Q3	Change
	FY 2015	FY 2015	FY 2014	Q/Q	Y/Y
Net revenue	$410.7	$437.1	$418.0	(6.0)%	(1.7)%
Gross margin	44.9%	45.9%	44.2%	(100) bps	70 bps
Operating margin	(5.4)%	(1.9)%	(2.8)%	(350) bps	(260) bps

	Non-GAAP Results
	Q3	Q2	Q3	Change
	FY 2015	FY 2015	FY 2014	Q/Q	Y/Y
Net revenue	$410.7	$437.1	$418.0	(6.0)%	(1.7)%
Adj. Gross margin	48.3%	49.1%	47.6%	(80) bps	70 bps
Adj. Operating margin	7.6%	9.9%	6.5%	(230) bps	110 bps

	Non-GAAP Net Revenue by Segment
	Q3	% of Net	Q2	Q3	Change
	FY 2015	revenue	FY 2015	FY 2014	Q/Q	Y/Y
Network Enablement	$128.1	31.2%	$133.7	$136.0	(4.2)%	(5.8)%
Service Enablement	39.0	9.5	45.7	36.3	(14.7)	7.4
Communications and Commercial Optical Products:
Optical Communications	163.7	39.8	167.1	163.7	(2.0)	—
Lasers	31.5	7.7	40.0	30.9	(21.3)	1.9
Communications and Commercial Optical Products	195.2	47.5	207.1	194.6	(5.7)	0.3
Optical Security and Performance Products	48.4	11.8	50.6	51.1	(4.3)	(5.3)
Total	$410.7	100.0%	$437.1	$418.0	(6.0)%	(1.7)%

•                    Americas, EMEA and Asia-Pacific represented 49.4%, 21.6% and 29.0%, respectively, of total net revenue for the quarter.

•                    The Company held $815.5 million in total cash and investments and used $22.9 million of cash in operations during the quarter, primarily due to separation-related activities and a reduction in accounts payable.

Business Outlook

For the fiscal fourth quarter ending June 27, 2015, the Company expects non-GAAP net revenue to be $423 million +/- $10 million and non-GAAP earnings per share to be $0.11 +/- $0.02.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on April 30, 2015 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors.  The Company will post supporting slides outlining the Company’s latest financial results on www.jdsu.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU (NASDAQ: JDSU) innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world.  Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications.  Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

On September 10, 2014, the Company announced plans to separate into two publicly traded companies: an optical components and commercial lasers company consisting of JDSU’s current Communications and Commercial Optical Products (“CCOP”) segment, and a network and service enablement company consisting of JDSU’s current Network Enablement (“NE”), Service Enablement (“SE”) and Optical Security and Performance Products (“OSP”) segments. On February 26, 2015, the Company announced the new names of the two companies: the optical components and commercial lasers company will be named Lumentum Holdings Inc. (“Lumentum”), and the network and service enablement company will be renamed Viavi Solutions Inc. (“Viavi”) at the time of the separation. The separation is expected to occur through a tax-free spinoff of CCOP to JDSU shareholders, though the structure is subject to change based upon various business, tax and regulatory factors. The Company expects to complete the separation by the calendar third quarter of 2015.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow and other financial metrics, as well as the impact and duration of certain market conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base and customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (d) continued decline of average selling prices across our businesses; (e) notable seasonality and a significant level of in-quarter book-and-ship business (f) various product and manufacturing transfers, site consolidations and product discontinuances that have caused and may cause short-term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products. Additionally, these statements include (i) information and guidance about the Company’s plans to separate the business into two independent, publicly traded companies, (ii) the composition of those companies, (iii) the anticipated benefits, timing, savings, costs and other impacts of the separation, and (iv) the plan to achieve the separation through a tax-free spinoff. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Risks related to the proposed separation include the requirement to obtain certain approvals, the ability to retain key employees, the ability to recognize anticipated cost savings, the ability of each company to function successfully as a stand-alone entity, potential business disruption caused by separation preparations, customer retention and financing risks. In addition, completion of the separation will be subject to certain conditions, such as approval by our Board of Directors, receipt of tax opinions, effectiveness of a registration statement and foreign regulatory requirements. For more information on the risks related to the operation of Company’s existing business segments, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 and the Company’s Quarterly Report on Form 10-Q for the fiscal second quarter ended December 27, 2014 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors: Bill Ong, 408-546-4521, or bill.ong@jdsu.com

Press:  Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED FINANCIAL DATA -

JDS UNIPHASE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended

	March 28, 2015	March 29, 2014	March 28, 2015	March 29, 2014

Net revenue	$410.7	$418.0	$1,281.4	$1,294.6
Cost of sales	215.5	222.3	665.3	687.5
Amortization of acquired technologies	10.9	11.0	32.0	32.3
Gross Profit	184.3	184.7	584.1	574.8

Operating expenses:
Research and development	76.7	74.1	232.3	216.0
Selling, general and administrative	116.7	113.4	342.2	329.5
Amortization of other intangibles	4.9	5.2	15.0	10.7
Restructuring and related charges	8.3	3.6	20.9	3.8
Total operating expenses	206.6	196.3	610.4	560.0

(Loss) income from operations	(22.3)	(11.6)	(26.3)	14.8
Interest and other income (expense), net	0.3	0.6	1.2	0.4
Interest expense	(8.6)	(7.7)	(25.4)	(21.3)

Loss before income taxes	(30.6)	(18.7)	(50.5)	(6.1)
Benefit from income taxes	(17.4)	(17.2)	(2.5)	(13.7)

Net (loss) income	$(13.2)	$(1.5)	$(48.0)	$7.6

Net (loss) income per share from:
Basic	$(0.06)	$(0.01)	$(0.21)	$0.03
Diluted	$(0.06)	$(0.01)	$(0.21)	$0.03

Shares used in per share calculation:
Basic	233.2	234.0	232.1	234.1
Diluted	233.2	234.0	232.1	237.7

JDS UNIPHASE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	March 28, 2015	June 28, 2014
ASSETS
Current assets:
Cash and cash equivalents	$299.2	$297.2
Short-term investments	489.7	552.2
Restricted cash	26.6	31.9
Accounts receivable, net	305.3	296.2
Inventories, net	155.8	153.3
Prepayments and other current assets	80.3	78.7
Total current assets	1,356.9	1,409.5
Property, plant and equipment, net	278.1	288.8
Goodwill	258.5	267.0
Intangibles, net	124.9	177.8
Deferred income taxes	149.9	183.3
Other non-current assets	23.4	25.5
Total assets	$2,191.7	$2,351.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$109.2	$137.1
Accrued payroll and related expenses	59.9	79.9
Deferred revenue	76.9	77.5
Accrued expenses	35.5	34.8
Other current liabilities	54.5	79.1
Total current liabilities	336.0	408.4
Long-term debt	555.2	536.3
Other non-current liabilities	181.4	219.5
Total stockholders’ equity	1,119.1	1,187.7
Total liabilities and stockholders’ equity	$2,191.7	$2,351.9

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended		Nine Months Ended
	March 28, 2015	March 29, 2014	March 28, 2015	March 29, 2014
Net revenue:
Network Enablement	$128.1	$136.0	$394.6	$436.9
Service Enablement	39.0	36.3	132.9	102.3
Communications and Commercial Optical Products	195.2	194.6	611.6	597.2
Optical Security and Performance Products	48.4	51.1	142.3	158.2
Net revenue	$410.7	$418.0	$1,281.4	$1,294.6
Operating income (loss)
Network Enablement	$25.8	$18.7	$68.4	$72.1
Service Enablement	(9.5)	(8.8)	(11.2)	(20.9)
Communications and Commercial Optical Products	17.4	22.4	69.1	73.5
Optical Security and Performance Products	19.1	18.2	53.8	57.8
Corporate	(21.5)	(23.3)	(66.2)	(70.7)
Total segment operating income	31.3	27.2	113.9	111.8
Unallocated amounts:
Stock-based compensation	(19.6)	(16.9)	(50.3)	(48.3)
Amortization of intangibles	(15.8)	(16.2)	(47.0)	(43.0)
Gain on disposal of long-lived assets	(0.5)	(1.0)	(0.5)	(0.8)
Restructuring and related charges (1)	(8.3)	(3.6)	(20.9)	(3.8)
Other charges related to non-recurring activities (1)	(9.4)	(1.1)	(21.5)	(1.1)
Interest and other income (expense), net	0.3	0.6	1.2	0.4
Interest expense	(8.6)	(7.7)	(25.4)	(21.3)
Loss from operations before income taxes	$(30.6)	$(18.7)	$(50.5)	$(6.1)

(1) During the three and nine months ended March 28, 2015, the Company incurred incremental expenses of $16.2 million and $32.9 million, respectively, related to the Company’s plan to separate into two separate public companies. These incremental expenses included (a) restructuring charges, (b) accounting, legal, and other professional fees, (c) and cost of additional personnel and related costs to complete the separation and/or to enable Lumentum to operate successfully immediately following the split.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of sales, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other non-recurring charges comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, including separation costs incurred to effect the Company’s plan to separate into two separate public companies, such as restructuring, accounting, legal, and professional fees and related non-recurring costs, (vi) product-line termination costs such as the write-off of inventory no longer being sold, and (vii) impairment charges resulting from a write-down or write-off of the carrying value of intangible assets assessed in accordance with authoritative guidance. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments and a one-time write-off of unamortized issuance cost related to its revolving credit facility upon termination of the facility. The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of other income (expense), net. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Income tax expense or benefit: The Company excludes non-cash tax expense related to the utilization of net operating losses where valuation allowances were released, non-cash income tax intraperiod tax allocation benefit and other significant one-time events, such as the benefit realized in the third quarter of fiscal 2015 upon the settlement of a tax audit related to a foreign jurisdiction. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges (benefits), and other charges related to non-recurring activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Nine Months Ended
	March 28, 2015		March 29, 2014		March 28, 2015		March 29, 2014
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures	$(13.2)	$(0.06)	$(1.5)	$(0.01)	$(48.0)	$(0.21)	$7.6	$0.03
Items reconciling GAAP net (loss) income and EPS to non-GAAP net income:

Related to cost of sales:
Stock-based compensation	2.3	0.01	2.7	0.01	7.0	0.03	7.7	0.03
Other charges related to non-recurring activities	0.8	—	0.7	—	2.4	0.01	—	—
Amortization of acquired developed technologies	10.9	0.05	11.0	0.05	32.0	0.14	32.3	0.14
Total related to gross profit	14.0	0.06	14.4	0.06	41.4	0.18	40.0	0.17

Related to operating expenses:
Research and development:
Stock-based compensation	3.9	0.02	4.1	0.02	11.5	0.05	11.7	0.05
Other charges related to non-recurring activities	0.1	—	—	—	2.1	0.01	—	—
Selling, general and administrative:
Stock-based compensation	13.4	0.06	10.1	0.04	31.8	0.13	28.9	0.12
Other charges related to non-recurring activities (1)	8.5	0.04	0.4	—	17.0	0.07	1.1	—
Amortization of intangibles	4.9	0.02	5.2	0.02	15.0	0.06	10.7	0.05
Loss on disposal of long-lived assets	0.5	—	1.0	—	0.5	—	0.8	—
Restructuring and related charges (1)	8.3	0.04	3.6	0.02	20.9	0.09	3.8	0.02
Total related to operating expenses	39.6	0.17	24.4	0.10	98.8	0.42	57.0	0.24

Non-cash interest expense and other income	6.4	0.03	6.0	0.03	18.8	0.08	15.6	0.07
Income tax expense	(19.2)	(0.08)	(19.9)	(0.08)	(14.2)	(0.06)	(21.3)	(0.09)
Total related to net income & EPS	40.8	0.17	24.9	0.11	144.8	0.61	91.3	0.38
Non-GAAP measures	$27.6	$0.12	$23.4	$0.10	$96.8	$0.41	$98.9	$0.42

Shares used in per share calculation for Non-GAAP EPS		236.6		237.0		235.8		237.7

Note: Certain totals may not add due to rounding

(1) During the three and nine months ended March 28, 2015, the Company incurred incremental expenses of $16.2 million and $32.9 million, respectively, related to the Company’s plan to separate into two separate public companies. These incremental expenses included (a) restructuring charges, (b) accounting, legal, and other professional fees, (c) and cost of additional personnel and related costs to complete the separation and/or to enable Lumentum to operate successfully immediately following the split.

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended		Nine Months Ended
	March 28, 2015	March 29, 2014	March 28, 2015	March 29, 2014
GAAP net (loss) income	$(13.2)	$(1.5)	$(48.0)	$7.6
Interest and other income (expense), net	(0.3)	(0.6)	(1.2)	(0.4)
Interest expense	8.6	7.7	25.4	21.3
Provision for income taxes	(17.4)	(17.2)	(2.5)	(13.7)
Depreciation	20.1	18.2	60.3	53.8
Amortization	15.8	16.2	47.0	43.0
EBITDA	13.6	22.8	81.0	111.6
Costs related to restructuring and related charges (1)	8.3	3.6	20.9	3.8
Costs related to stock based compensation	19.6	16.9	50.3	48.3
Costs related to other non-recurring activities (1)	9.4	1.1	21.5	1.1
Loss on disposal of long-lived assets	0.5	1.0	0.5	0.8
Adjusted EBITDA	$51.4	$45.4	$174.2	$165.6

(1) During the three and nine months ended March 28, 2015, the Company incurred incremental expenses of $16.2 million and $32.9 million, respectively, related to the Company’s plan to separate into two separate public companies. These incremental expenses included (a) restructuring charges, (b) accounting, legal, and other professional fees, (c) and cost of additional personnel and related costs to complete the separation and/or to enable Lumentum to operate successfully immediately following the split.